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                                                                    Exhibit 10.5

                          SECOND EXTENSION SUPPLEMENT


     EXTENSION SUPPLEMENT, dated as of October 1, 1997 (this "Supplement"), between Northstar Health Services Inc., a Delaware corporation (the "Borrower"), Cerberus Partners, LLP (the "Lender"), and IEJ Schroder Bank & Trust Company (the "Agent").

                                   WITNESSETH

     WHEREAS, the Agent and the Borrower are parties to that certain Forbearance Agreement, dated as of August 18, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Forbearance Agreement"); and

     WHEREAS, the Forbearance Agreement shall terminate on the Forbearance Termination Date referenced in the Extension Supplement to the Forbearance Agreement dated August 29, 1997 (the "Old Forbearance Termination Date"); and

     WHEREAS, the Borrower has requested that the Old Forbearance Termination Date be further extended as contemplated by Section 4 of the Forbearance Agreement, and both the Agent and the Lender is willing to agree to such extension but only on the terms and subject to the conditions set forth herein;

     NOW THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. Terms defined in or by reference in the Forbearance Agreement are used herein as therein defined.

     2. Forbearance Termination Date. The Forbearance Termination date is hereby extended to October 8, 1997 (the "New Forbearance Termination Date").

     3. Effectiveness. This Supplement shall become effective upon receipt by the Lender of evidence satisfactory to the Agent that this Supplement has been executed and delivered by the Borrower and the Lender.

     4. Representations and Warranties. To induce the Lender and the Agent to enter into this Supplement, the Borrower hereby represents and warrants to the Agent and the Lender that, after giving effect to the extension of the Forbearance Termination Date and the other modifications to the Forbearance Agreement provided for herein, the representations and warranties contained in the Forbearance Agreement will be true and correct in all material respects as if made on and as of the date hereof and that no Forbearance Event of Default will have occurred and be continuing.

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     5. No Other Modifications. Except as expressly modified hereby, the
Forbearance Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision thereof.

     6. Counterparts. This Supplement may be executed by one or more of the parties hereto on any number of separate counterparts. Such counterparts, taken together, shall be deemed to constitute one and the same instrument.

     7. Applicable Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered as of the day and year first above written.


                                   CERBERUS PARTNERS, LLP
                                   As Lender



                                   BY: /s/ JOYCE C. JOHNSON-MILLER
                                       ----------------------------------
                                   Name:  Joyce C. Johnson-Miller
                                   Title: Managing Director



                                   IBJ SCHRODER BANK & TRUST COMPANY
                                   As Agent


                                   BY: __________________________________
                                   Name:
                                   Title:



                                   NORTHSTAR HEALTH SERVICES, INC.


                                   BY: /s/ THOMAS W. ZAUCHA
                                       ----------------------------------
                                   Name:  Thomas W. Zaucha
                                   Title: CEO


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